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EXHIBIT 10.18
                                AMENDMENT NO. 6

                              TO SERVICE AGREEMENT


         This Amendment No. 6 to Service Agreement (this "Amendment") is entered into as of the 21st day of June, 1997, between Phoenix Network, Inc., a Delaware corporation ("Carrier") and US ONE Communications Services Corp., a Delaware corporation ("USOC").


                                    RECITALS

         A. Carrier and US ONE Communications Corp., a Delaware corporation and parent corporation of USOC ("Parent") entered into a Communications Services Agreement, dated May 22, 1996 (the "Original Agreement") regarding the provision of various services by Parent to Carrier.

         B. With the consent of Carrier, Parent assigned its rights and obligations under the Original Agreement to USOC on November 19, 1996.

         C. Amendment No. 1 to Service Agreement was entered into by Carrier and Parent on October 11, 1996; Amendment No. 2 to Service Agreement was entered into by Carrier and Parent on October 11, 1996; Amendment No. 3 to Service Agreement was entered into on January 3, 1997; Amendment No. 4 to Service Agreement was entered into on December 30, 1996; and Amendment No. 5 to Service Agreement was entered into on March 26, 1997 (hereinafter, the "Prior Amendments"). (The Original Agreement, as amended by the Prior Amendments, is referred to herein as the "Agreement.")

         D. Pursuant to this Amendment, Carrier and USOC desire to amend the Agreement to more closely reflect the parties' intentions.

                                   AGREEMENT

         Now, therefore, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

         1. Capitalized Terms. Capitalized terms used without definition herein shall have the meanings assigned to them in the Agreement.

         2. Vendor Carrier Shortfalls. Retroactively effective to January 1, 1997, USOC shall not be responsible to Carrier, either by way of payment or offset, for any Vendor Carrier Shortfalls (as that term is defined in Amendment No. 5 to Service Agreement).





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         3.      Scope.  Except to the extent modified or amended herein, the
                 Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written by their duly authorized representative.

US ONE COMMUNICATIONS                      PHOENIX NETWORK, INC.
SERVICES CORP.


By: /s/ J.H. Sturges                       By: /s/ Wallace M. Hammond
   ------------------------------             ------------------------
Name: J. H. Sturges                        Name: Wallace M. Hammond
     ----------------------------          Title: President and CEO
Title: Chairman & CEO
      ---------------------------





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